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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported):       JULY 21, 2002



                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)



         BERMUDA                      1-31339                   98-0371344
(State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                            Identification No.)

 c/o CORPORATE MANAGERS (BARBADOS) LTD.
       FIRST FLOOR, TRIDENT HOUSE
           LOWER BROAD STREET
          BRIDGETOWN, BARBADOS                                      NONE
(Address of Principal Executive Offices)                         (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (246) 427-3174


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                                     PAGE 1
                        EXHIBIT INDEX APPEARS ON PAGE 4
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ITEM 5.   OTHER EVENTS

EARNINGS RELEASE

         On July 21, 2002, we announced our earnings for the quarter ended June 30, 2002. A copy of the press release announcing our earnings for the quarter ended June 30, 2002, is filed as Exhibit 99.1 and is incorporated in this report by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Press release dated July 21, 2002, announcing Weatherford's earnings for the quarter ended June 30, 2002.


                                     PAGE 2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WEATHERFORD INTERNATIONAL LTD.



Dated: July 22, 2002                           /s/ Lisa W. Rodriguez
                                        ----------------------------------------
                                                   Lisa W. Rodriguez
                                               Senior Vice President and
                                                Chief Financial Officer

                                INDEX TO EXHIBITS



   Number                                 Exhibit
   ------                                 -------
    99.1            Press release dated July 21, 2002, announcing Weatherford's earnings for the quarter ended June 30, 2002.


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